POWER OF ATTORNEY

The undersigned hereby
constitutes and
appoints the Senior
Vice President,
Chief Legal and Compliance
Officer, and Secretary
(the ?CLO?) of
Arrow Electronics, Inc.
(the ?Company?),
or such other person
as duly designated
from time to time by
the CLO, signing singly,
the undersigned's true and
lawful attorney-in-fact to:

(1) execute for and on
behalf of the undersigned,
in the undersigned's capacity
as an officer and/or director,
as applicable,
of the Company,
Forms 3, 4, and 5
in accordance with
Section 16(a)
of the Securities Exchange
Act of 1934
and the rules promulgated
thereunder
(collectively,
?Section 16?);

(2) do and perform
any and all acts
for and on behalf
of the undersigned
which may be necessary
or desirable to
complete and execute
any such Form 3, 4, or 5,
complete and execute
any amendment or
amendments thereto,
and timely file such
form with the
United States
Securities and Exchange
Commission and any
stock exchange
or similar authority; and

(3) take any other
action of any
type whatsoever
in connection
with the foregoing
which, in the
opinion of such
attorney-in-fact,
may be of benefit
to, in the
best interest of,
or legally
required by,
the undersigned,
it being understood
that the
documents executed
by such
attorney-in-fact
on behalf of
the undersigned
pursuant to this
Power of Attorney shall
be in such form and
shall contain such
terms and conditions
as such attorney-in-fact
may approve in such
attorney-in-fact's
discretion.

The undersigned hereby
grants to each such
attorney-in-fact
full power and authority
to do and perform
any and every act
and thing whatsoever
requisite, necessary,
or proper to be done
in the exercise of
any of the
rights and powers
herein granted,
as fully to all
intents and purposes
as the undersigned
might or could do
if personally present,
with full power of
substitution or revocation,
hereby ratifying
and confirming all that such
attorney-in-fact, or such
attorney-in-fact's designee(s),
delegate(s), or substitute(s),
shall lawfully do
or cause to be done
by virtue of this
power of attorney
and the rights and powers
herein granted.
The undersigned acknowledges
that the foregoing
attorneys-in-fact,
in serving in such capacity
at the request of
the undersigned,
are not assuming,
nor is the Company
assuming, any of the
undersigned's responsibilities
to comply with Section 16.

This Power of Attorney
shall remain in full force
and effect until
the undersigned is no
longer required
to file Forms 3, 4, and 5
with respect to the
undersigned's holdings of
and transactions in securities
issued by the Company,
unless earlier revoked
by the undersigned
in a signed writing delivered
to the foregoing
attorneys-in-fact.

IN WITNESS WHEREOF,
the undersigned has
caused this Power of Attorney
to be executed as of
this 5 day of August, 2026.

	/s/Deidra C. Merriwether